Exhibit 99(a)
FIRST AMENDMENT TO ACCOMMODATION AGREEMENT
          FIRST AMENDMENT TO ACCOMMODATION AGREEMENT (this “Amendment”) dated as of January 30, 2009, and effective as of the Effective Date (as hereinafter defined), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Guarantors, the Lenders (or in the case of the Accommodation Agreement, certain Lenders), the Administrative Agent and Citicorp USA, Inc., as Syndication Agent, are parties to (a) that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of May 9, 2008 (as the same has been and may be further amended, modified or supplemented from time to time, the “Credit Agreement”) and (b) that certain Accommodation Agreement, dated as of December 12, 2008 (as the same has been and may be further amended, modified or supplemented from time to time, the “Accommodation Agreement”); unless otherwise specifically defined herein, each term used herein that is defined in the Accommodation Agreement has the meaning assigned to such term in the Accommodation Agreement;
     WHEREAS, the Borrower and the Guarantors desire to modify the Accommodation Agreement as provided herein;
     WHEREAS, the Required First Priority Participant Lenders and the Required Total Participant Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Accommodation Agreement in response to the Borrower’s request as set forth below;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
     1. Amendments to Accommodation Agreement. The Accommodation Agreement is hereby amended as follows:
     (a) Section 1(b) of the Accommodation Agreement is hereby amended by adding the following definitions in alphabetical order to said Section 1(b):
     “Accommodation First Amendment Effective Date” shall mean the “Effective Date” of and as defined in the First Amendment to the Accommodation Agreement.
     “February 17 Report” shall mean one or more documents delivered by the Borrower to the Administrative Agent (for posting on IntraLinks to “private-side” Lenders) containing the information set forth on Part A of Schedule I to the First Amendment to the Accommodation Agreement.

     “February 20 Report” shall mean one or more documents delivered by the Borrower to the Administrative Agent (for posting on IntraLinks to “private-side” Lenders) containing the information set forth on Part B of Schedule I to the First Amendment to the Accommodation Agreement.
     “First Amendment Participant Lender” shall mean any Participant Lender that executed and delivered the First Amendment to the Accommodation Agreement and any of such Lender’s successors and assigns.
     “First Amendment to the Accommodation Agreement” shall mean the first amendment to the Accommodation Agreement, dated as of January 30, 2009.
     “GM-Delphi Agreement Amendment First Condition” shall be satisfied if and only if, on or prior to February 27, 2009, (i) the Borrower and GM have irrevocably executed and delivered an amendment to the GM-Delphi Agreement that increases the GM Commitment to an amount no less than $350,000,000, (ii) there are no conditions to the effectiveness of such amendment other than approval of the Bankruptcy Court and approval of the President’s Designee, (iii) such amendment is in form and substance satisfactory to the Administrative Agent, and (iv) the Borrower shall have delivered a certificate in writing to the Administrative Agent as to clauses (i) and (ii).
     “GM-Delphi Agreement Amendment Second Condition” shall be satisfied if and only if, on or prior to March 24, 2009, (i) the Borrower and GM have irrevocably executed and delivered one or more amendments to the GM-Delphi Agreement that increases the GM Commitment to an amount no less than $450,000,000, (ii) such amendments shall have become effective, (iii) such amendments are in form and substance satisfactory to the Administrative Agent, and (iv) the Borrower shall have delivered a certificate in writing to the Administrative Agent as to clauses (i) and (ii).
     “GM-Delphi Agreement Third Amendment” shall mean the Third Amendment to the GM-Delphi Agreement, dated as of January 30, 2009.
     “GM-Delphi Pull-Forward Agreement First Amendment” shall mean the First Amendment to the GM-Delphi Pull-Forward Agreement, dated as of January 30, 2009.
     “Incremental Borrowing Base Cash Collateral Account” shall mean any Full Control Deposit Account or Full Control Securities Account into which Incremental Borrowing Base Cash Collateral shall have been deposited, over which the Administrative Agent shall have sole and exclusive dominion and control, including the exclusive right of withdrawal.
     “Incremental Borrowing Base Cash Collateral” shall mean cash collateral and Permitted Investments of the types specified in clauses (a), (b) and (c) of the definition thereof (but excluding any cash collateral and Permitted Investments in the Letter of Credit Account or in a Borrowing Base Cash Collateral Account), in an aggregate amount not to exceed $117,000,000, pledged to the Administrative Agent by the Borrower or any Guarantor for the benefit of the Lenders, on or prior to February 17, 2009, and held in one or more Incremental Borrowing Base Cash Collateral Accounts, as reduced from time to time pursuant to Section 3(e)(iv).

     “Minimum Liquidity Amount” shall mean $100,000,000; provided, that if the GM-Delphi Agreement Amendment First Condition shall have been satisfied on or prior to February 27, 2009, then from and after February 28, 2009 the Minimum Liquidity Amount shall mean $50,000,000; provided, further, that the Minimum Liquidity Amount shall revert back to $100,000,000 on the earlier of (i) the date, if any, on which the President’s Designee has notified GM that the amendment referred to in the definition of GM-Delphi Agreement Amendment First Condition is not permitted, in accordance with the terms of the GM-Treasury LSA and (ii) March 25, 2009, unless such amendment shall have become effective prior to such date.
     “President’s Designee” shall have the meaning assigned such term in the Loan and Security Agreement by and between GM and The United States Department of the Treasury, dated as of December 31, 2008, as may be amended from time to time (the “GM-Treasury LSA”).
     “Required Total First Amendment Participant Lenders” shall mean, at any time, First Amendment Participant Lenders holding Tranche A Loans, LC Exposure, a portion of the Tranche B Loan and a portion of the Tranche C Loan, in each case at such time representing in excess of 50% of the sum of (x) the Tranche A Total Commitment Usage held by all First Amendment Participant Lenders at such time plus (y) the Total Tranche B Commitment held by all First Amendment Participant Lenders at such time plus (z) the Total Tranche C Commitment held by all First Amendment Participant Lenders at such time.
     (b) Section 1(b) of the Accommodation Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:
     “Borrowing Base Cash Collateral” shall mean cash collateral and Permitted Investments of the types specified in clauses (a), (b) and (c) of the definition thereof (but excluding any cash collateral in the Letter of Credit Account or in an Incremental Borrowing Base Cash Collateral Account), in an aggregate amount not to exceed $200,000,000, pledged to the Administrative Agent by the Borrower or any Guarantor for the benefit of the Lenders and held on the Accommodation Effective Date in one or more Borrowing Base Cash Collateral Accounts, as reduced from time to time pursuant to Section 3(e)(iii).
     “Segregated Account’ shall mean any Borrowing Base Cash Collateral Account, any Incremental Borrowing Base Cash Collateral Account, any Segregated Tranche C Interest Account and the Letter of Credit Account.
     (c) Section 3(c) of the Accommodation Agreement is hereby amended by deleting the table in such subsection and replacing it with the following table:

Global Entities
Period Ending	Global EBITDAR
December 31, 2008	$450,000,000
January 31, 2009	$185,000,000
February 28, 2009	$(50,000,000)
March 31, 2009	$(150,000,000)
April 30, 2009	$(250,000,000)
May 31, 2009	$(350,000,000)

     (d) Section 3(d) of the Accommodation Agreement is hereby amended by deleting both references to “$100,000,000” and replacing them with the phrase “the Minimum Liquidity Amount”.
     (e) Section 3(e)(ii) of the Accommodation Agreement is hereby amended by (x) inserting, immediately after the phrase “(iv) the value of Borrowing Base Cash Collateral in an amount not to exceed $200,000,000”, the phrase “plus (v) on or prior to the date that the aggregate amount held in the Incremental Borrowing Base Cash Collateral Accounts is required to be applied to repay Obligations pursuant to Section 3(m), the value of the Incremental Borrowing Base Cash Collateral in an amount not to exceed $117,000,000”, (y) renaming clauses (v), (vi) and (vii) as clauses (vi), (vii) and (viii) respectively and (z) deleting the parenthetical at the end of the first sentence thereof and replacing it with “(it being understood that, solely for purposes of this proviso, the aggregate amount of the Borrowing Base shall be calculated without giving effect to the addition described in clauses (iv) and (v) above and the deductions described in clauses (vi) and (vii) above)”.
     (f) Section 3(e) of the Accommodation Agreement is hereby amended by adding Section 3(e)(iv) to read as follows:
“(iv) Upon the request of the Borrower, on or after the date on which a new Reorganization Plan or modifications to the Existing Reorganization Plan has become a Satisfactory Reorganization Plan, the Administrative Agent shall transfer to the Borrower any Incremental Borrowing Base Cash Collateral included in the Accommodation Period Borrowing Base out of the applicable Incremental Borrowing Base Cash Collateral Account; provided that (A) at the time of such transfer the GM-Delphi Agreement Amendment Second Condition shall have been satisfied and all conditions to funding under the GM Commitment (which shall not be less than $450,000,000) set forth in Section 4.03 of the GM-Delphi Agreement (other than the condition set forth in Section 4.03(a) thereof as in effect on the Accommodation Effective Date), shall be satisfied and (B) after giving effect to such transfer, (1) the Borrower shall be in compliance with Section 3(e)(i) of this Accommodation Agreement and (2) no Event of Default or any event (including any default under the Accommodation Agreement) which upon notice or lapse of time or both would constitute an Event of Default, other than a Specified Default, shall have occurred and be continuing; and provided, further, that any amounts transferred out of any Incremental Borrowing Base Cash Collateral Account (other than to another Incremental Borrowing

Base Cash Collateral Account) shall permanently reduce the value of the Incremental Borrowing Base Cash Collateral by a corresponding amount and once transferred out of such Incremental Borrowing Base Cash Collateral Account, the balances in such account shall not be reinstated; provided, further, that amounts held in the Incremental Borrowing Base Cash Collateral Accounts shall be applied by the Borrower to make any payments required to be made by Section 3(m) below. Investments of funds deposited in any Incremental Borrowing Base Cash Collateral Account may be selected by the Borrower but shall consist only of Permitted Investments of the types specified in clauses (a), (b) and (c) of the definition thereof and shall be at the Borrower’s risk and reasonable expense.”
     (g) Section 3 of the Accommodation Agreement is hereby amended by adding subsection (m) to read as follows:
“(m) The Borrower shall apply the aggregate amount held in all Incremental Borrowing Base Cash Collateral Accounts to the repayment of Obligations in accordance with Section 2.19(b) of the Credit Agreement: (i) on February 18, 2009 unless the Borrower shall have delivered to the Administrative Agent the February 17 Report on or prior to February 17, 2009, or, (ii) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), on February 23, 2009 unless the Borrower shall have delivered to the Administrative Agent the February 20 Report on or prior to February 20, 2009, or, (iii) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), on March 2, 2009 unless a new Reorganization Plan or modifications to the Existing Reorganization Plan have been filed with the Bankruptcy Court on or prior to February 27, 2009, or, (iv) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the Administrative Agent shall have notified the Borrower in writing, on or prior to March 6, 2009, that the February 17 Report and/or the February 20 Report is not satisfactory to the Required Total First Amendment Participant Lenders, or, (v) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the Administrative Agent shall have notified the Borrower in writing, within 10 Business Days after the filing with the Bankruptcy Court of a new Reorganization Plan or modifications to the Existing Reorganization Plan, that such new Reorganization Plan or modifications to the Existing Reorganization Plan is not satisfactory to the Required Lenders or the Required Total Participant Lenders, or, (vi) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), on March 24, 2009 unless the condition set forth in Section 3(e)(iv)(A) above shall be satisfied on such date.”

     (h) Schedule I to the Accommodation Agreement (Automatic Accommodation Termination Defaults) is hereby amended by amending and restating the second numbered paragraph thereof to read as follows: “Any breach of Section 3(e), (f), (g), (i), (l) or (m) of the Accommodation Agreement.”
     2. Representation and Warranty. The Borrower and the Guarantors hereby represent and warrant that (i) all representations and warranties in the Accommodation Agreement, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Accommodation First Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date and (ii) after giving effect to the amendment set forth in Section 1(e) above as if such amendment had been in effect on January 26, 2009, no Event of Default has occurred and is continuing on the date hereof.
     3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following shall have occurred and the Administrative Agent shall have received evidence reasonably satisfactory to it of such occurrence:
     (a) this Amendment shall have been executed by the Borrower, the Guarantors, the Required First Priority Participant Lenders and the Required Total Participant Lenders;
     (b) the GM-Delphi Pull-Forward Agreement First Amendment, in form and substance satisfactory to each First Amendment Participant Lender, shall have become effective pursuant to the terms thereof;
     (c) the GM-Delphi Agreement Third Amendment, in form and substance satisfactory to each First Amendment Participant Lender, shall have become effective pursuant to the terms thereof; and
     (d) immediately prior to the effectiveness of this Amendment, but after giving effect to the amendment set forth in Section 1(e) above as if such amendment had been in effect on January 26, 2009, no Event of Default shall have occurred and be continuing.
     4. Condition Subsequent. This Amendment shall automatically be null and void and of no further force and effect on the date (the “Termination Date”) that is 28 days (as computed pursuant to Rule 9006(a) of the Federal Rules of Bankruptcy Procedure) following the Effective Date, unless (I) the Bankruptcy Court shall have entered, prior to such date, one or more orders reasonably satisfactory in form and substance to the Administrative Agent authorizing (A) this Amendment (it being understood and agreed by the parties hereto that such approval is not required for this Amendment to become effective, but will be sought by the Borrower solely for the avoidance of doubt), (B) the payment by the Borrower to the Administrative Agent of all fees referred to herein or in that certain Fee Letter (the “Fee Letter”) dated as of January 28, 2009, (C) the payment by the Borrower of the Amendment Fees (as defined below), (D) the GM-Delphi Agreement Third Amendment (the Borrower hereby representing that it is understood and agreed between GM and the Borrower that such approval is not required for the GM-Delphi Agreement Third Amendment to become effective, but will be sought by the Borrower solely for the avoidance of doubt) and (E) the GM-Delphi Pull-Forward Agreement First Amendment (the Borrower hereby representing that it is understood and agreed between GM and the Borrower that such approval is not required for the GM-Delphi Pull-Forward Agreement First Amendment to become effective, but will be sought by the Borrower solely for the avoidance of doubt), and such order or orders shall not have been reversed or vacated, and shall not be stayed (other than as contemplated by Rule 6004(h) of the Federal Rules of Bankruptcy Procedure) on such day, and (II) the Borrower shall have paid (A) to the Administrative Agent all fees referred to herein or in the Fee Letter, (B) to each Participant Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 12:00 p.m. (New York City time) on January 30, 2009, an amendment fee in an amount equal to 75 basis points of the Tranche A Total Commitment Usage, Tranche B Loans and Tranche C Loans of each such Participant Lender as of the Effective Date (the “Amendment Fees”) and (C) all invoiced expenses (including the fees and expenses of counsel to the Administrative Agent) of the Administrative Agent incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Loan Documents in accordance with Section 10.05 of the Credit Agreement; provided, however, that in the event the condition set forth in clause (I) of this Section 4 has been timely satisfied, but the order authorizing the payment of fees referred to in subsections (B) and (C) of such clause (I) has not become effective solely due to the denial of the Bankruptcy Court of the Borrower’s request for a waiver of the stay imposed by Rule 6004(h) of the Federal Rules of Bankruptcy Procedure, the Termination Date shall not be the date that is 28 days following the Effective Date but shall instead be the date that is one Business Day after the tenth day (as such ten-day period is determined under Rule 6004(h) of the Federal Rules of Bankruptcy Procedure) after the Bankruptcy Court enters such order, unless the Borrower shall have satisfied the condition set forth in clause (II) of this Section 4 by such date.
     5. Release. To the fullest extent permitted by applicable law, in consideration of the Agents’ and the First Amendment Participant Lenders’ execution of this Amendment, the Borrower and the Guarantors each, on behalf of itself and each of its successors and assigns (including, without limitation, any receiver or trustee, collectively, the “Releasors”), does hereby forever release, discharge and acquit the Agents, each First Amendment Participant Lender and each of their respective parents, subsidiaries and affiliate corporations or partnerships, and their respective officers, directors, partners, trustees, shareholders, agents, attorneys and employees, and their respective successors, heirs and assigns, in the case of each of the foregoing solely in their capacities as such (collectively, the “Releasees”) of and from any and all claims, demands, liabilities, rights, responsibilities, disputes, causes of action (whether at law or equity), indebtedness and obligations (collectively, “Claims”), of every type, kind, nature, description or character, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to the Obligations, this Amendment, the Accommodation Agreement, the Credit Agreement or any other Loan Document. This Section 5 shall survive (i) the expiration or termination of the Accommodation Period, of the Accommodation Agreement and of this Amendment (including due to the occurrence of the Termination Date) and (ii) the termination of the Credit Agreement, the payment in full of all Obligations and the termination of all Commitments.

     6. Miscellaneous.
          (a) Except to the extent hereby amended, each Loan Party hereby affirms that the terms of the other Loan Documents (i) secure, and shall continue to secure, and (ii) guarantee, and shall continue to guarantee, in each case, the Obligations (as defined in the Credit Agreement) and acknowledges and agrees that each Loan Document is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects.
          (b) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (c) By delivery of its signature page hereto, each First Amendment Participant Lender acknowledges and agrees that each of the GM-Delphi Pull-Forward Agreement Amendment and the GM-Delphi Agreement Third Amendment, substantially in the form most recently provided to such First Amendment Participant Lender prior to the Effective Date, is in form and substance satisfactory to such First Amendment Participant Lender.
          (d) No Person other than the parties hereto and any other Participant Lender, and, in the case of Section 5 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights (other than the rights of the Releasees under Section 5 hereof and any other Lender) are hereby expressly disclaimed.
          (e) The parties hereto hereby agree that Section 8 of the Credit Agreement shall apply to this Amendment and each other Loan Document and all actions taken or not taken by the Administrative Agent or any Participant Lender contemplated hereby.
          (f) Nothing in this Amendment shall be deemed, asserted or construed to impair or prejudice the rights of the Administrative Agent and the Participant Lenders to appear and be heard on any issue, or to object to any relief sought, in the Bankruptcy Court, except to the extent that such actions would constitute a breach of the Administrative Agent’s or any Participant Lender’s obligations under the Accommodation Agreement.
          (g) Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          (h) Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Amendment.
          (i) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

          (j) THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
          (k) EACH OF THE BORROWER, THE GUARANTORS, THE AGENTS AND EACH PARTICIPANT LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
[SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER

DELPHI CORPORATION
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President and Chief Financial Officer

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

ASPIRE, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ Allan F. Seguin
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ Thomas N. Twomey
	Name:	Thomas N. Twomey
	Title:	Vice President Intellectual Property

DREAL, INC., a Delaware corporation
By:	/s/ John Jaffurs
	Name:	John Jaffurs
	Title:	President

Signature page for the First Amendment to the Accommodation Agreement, dated as of January 30, 2009 among Delphi Corporation and the lenders party thereto

Name of Lender:

By:
Name:
Title: